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Exhibit 3.39

[STATE OF WEST VIRGINIA SEAL]

Certificate

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

by the provisions of Chapter 31, Article 1, Sections 27 and 28 of the West Virginia Code, the Articles of Incorporation of

ODELL PROCESSING INC.

conform to law and are filed in my office. I therefore declare the organization to be a Corporation for the purposes set forth in its Articles, with the right of perpetual existence, and I issue this

CERTIFICATE OF INCORPORATION

to which I have attached a duplicate original of the Articles of Incorporation.

[SEAL]	Given under my hand and the Great Seal of the State of West Virginia, on this Twenty-Eighth day of May 1991
/s/ KEN HECHLER
Secretary of State.

[ILLEGIBLE] Charleston, WV 25305 (304) 342-8000	[SEAL]	[ILLEGIBLE] Complete all items except 3.A. NON- PROFIT CORPORATION (membership, nonstock); Complete all items except 3.B. & 7
WEST VIRGINIA ARTICLES OF INCORPORATION of	FILED MAY 28 1991 IN THE OFFICE OF SECRETARY OF STATE WEST VIRGINIA
ODELL PROCESSING INC.

The undersigned, acting as incorporator(s) of a corporation under Chapter 31, Article 1, Section 27 of the West Virginia Code, adopt(s) the following Articles of Incorporation for such corporation:

1.	The undersigned agree to become a West Virginia corporation by the name of
ODELL PROCESSING INC.
(The name of the corporation shall contain one of the words "corporation," "company," "incorporated," "limited" or shall contain an abbreviation of one of such words: (§31-1-11, W. Va. Code)
2.	A.
The address at the physical location of the principal office of the corporation will be 600 Sharkey Heights street, in the city, town or village of Whitman, county of Logan, State of West Virginia, Zip Code 25652.
The mailing address of the above location, if different, will be Box 412, Holden, West Virginia 25625.
B.
The address at the physical location of the principal place of business in West Virginia of the corporation, if different than the above address, will be Not Applicable street, in the city, town or village of , County, West Virginia, Zip Code .
The mailing address of the above location, if different, will be .
3.	This corporation is organized as:
	A.	Non-stock, non-profit Not Applicable
or
	B.	Stock, for profit , and the aggregate value of the authorized capital stock of said profit corporation will be Five Thousand dollars, which shall be divided into Five Thousand
(no. of shares)
shares of the par value of One ($1.00) dollars each. (If the shares are to be divided
(or state "without par value," if applicable)

into more than one class or if the corporation is to issue shares in any preferred or special class in series, additional statements are required within the articles of incorporation.) (As provided by law, for the purpose of assessment of the license tax, and for no other purpose, shares of stock having no par value shall be presumed to be of the par value of $25 each; but, if such stock was originally issued for a consideration greater than $25 per share, the annual license taxes as are required to be paid to the Tax Commissioner shall be computed upon the basis of the consideration for which such stock was issued. W. Va. Code §11-12-78)
4.	The period of duration of the corporation, which may be perpetual, is Perpetual.

PLEASE DOUBLE SPACE; IF MORE SPACE IS NEEDED, USE ADDITIONAL SPACE ON PAGE 4 AND ADD PAGES:
5.
The purpose(s) for which this corporation is formed (which may be stated to be, or to include, the transaction of any or all lawful business for which corporations may be incorporated in West Virginia), is(are) as follows:
To engage in business to mine, process, buy and sell coal. To lease, develope, manage, work and operate mines, processing plants or other mining operations for the recovery of coal.
To lease, manage, buy and sell coal lands and mining rights.

To buy, sell, lease, trade, repair, alter, let or hire, and deal in apparatus, mining machines, mining and processing chemicals, industrial equipment, machinery of all kinds, hardware, and articles of all kinds capable of being used for the purpose of buying, selling, transporting, mining, or processing coal or other minerals, or in connection therewith and to engage in any and all acts allowed corporations by West Virginia Code.
6.	The provisions for the regulation of the internal affairs of the corporation, which the incorporators elect to set forth in the articles of incorporation, are as follows:

The affairs and management of the business of this corporation shall be conducted by a Board of Directors whose number, term of office and qualification shall be determined by its by-laws or any amendment thereto as provided by the by-laws. Each share of stock shall be entitled to one vote per share in all elections of directors of the corporation pursuant to Section 93, Article 1, Chapter 31 of the West Virginia Code.
7.	The provisions granting, limiting or denying preemptive rights to shareholders, if any, are as follows:
The Shareholders shall have no preemptive rights.

[ILLEGIBLE]

village, including the zip-code, and the number of shares [ILLEGIBLE]

NAME	ADDRESS	Number of Shares (Optional)
Robert L. Padgett Sr.	Box 412, Holden, WV 25625

8.	The full name(s) and address(es) of the Incorporator(s), including street and street numbers, if any, and the city, town or village, including the zip code, and the number of shares subscribed for by each is(are) as follows:
NAME	ADDRESS	Number of Shares (Optional)
Robert L. Padgett Sr.	Box 412, Holden, WV 25625
9.	The number of directors constituting the initial board of directors of the corporation is 2 and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders/members, or until their successors are elected and shall qualify, are as follows:
NAME	ADDRESS
Robert L. Padgett Sr.	Box 412, Holden WV 25625
Mary Aileen Padgett	Box 412, Holden, WV 25625
10.	The name and address of the appointed person to whom notice or process may be sent is Robert L. Padgett Sr. Box 412, Holden, WV 25625.

ACKNOWLEDGEMENT

I(We), the undersigned, for the purpose of forming a corporation under the laws of the State of West Virginia, do make and file this "Articles of Incorporation."

        In witness whereof, I(we) have accordingly hereunto set my(our) respective hands this 28th day of May, 1991.

(All incorporators must sign below. Names and signatures must appear the same throughout the Articles of Incorporation.) PHOTOCOPIES OF THE SIGNATURES OF THE INCORPORATORS AND THE NOTARY PUBLIC CANNOT BE ACCEPTED.

/s/ ROBERT L. PADGETT SR.
/s/ MARY AILEEN PADGETT
STATE OF West Virginia
COUNTY OF At Large

I, William C. Spry, a Notary Public, in and for the county and state aforesaid, hereby certify that (names of all incorporators as shown in Item 8 must be inserted in this space by official taking acknowledgement)
/s/ ROBERT L. PADGETT SR.
/s/ MARY AILEEN PADGETT
whose name(s) is(are) signed to the foregoing Articles of Incorporation, this day personally appeared before me in my said county and acknowledged his(her)(their) signature(s).
[SEAL]	My commission expires November 16, 1998
/s/ WILLIAM C. SPRY (Notary Public)
ARTICLES OF INCORPORATION PREPARED BY	,
whose mailing address is	..

Official Form 101

SECRETARY OF STATE LICENSE TAX SCHEDULE FOR DOMESTIC CORPORATIONS FISCAL YEAR
TOTAL VALUE OF AUTHORIZED CAPITAL STOCK				JULY 100%	AUG. 100%	SEPT. 100%	OCT. 90%	NOV. 80%	DEC. 70%	JAN. 60%	FEB. 50%	MAR. 40%	APR. 30%	MAY*** 120%	JUNE** 110%
	$0	—	5,000	$20	20	20	18	16	14	12	10	10	10	30	30
	5,001	—	10,000	$30	30	30	27	24	21	18	15	12	10	40	40
	10,001	—	25,000	$40	40	40	36	32	28	24	20	16	12	50	50
	25,001	—	50,000	$50	50	50	45	40	35	30	25	20	15	60	60
	50,001	—	75,000	$80	80	80	72	64	56	48	40	32	24	96	90
	75,001	—	100,000	$100	100	100	90	80	70	60	50	40	30	120	110
	100,001	—	125,000	$110	110	110	99	88	77	66	55	44	33	132	121
	125,001	—	150,000	$120	120	120	108	96	84	72	60	48	36	144	132
	150,001	—	175,000	$140	140	140	126	112	98	84	70	56	42	168	154
	175,001	—	200,000	$150	150	150	135	120	105	90	75	60	45	180	165
[*	200,001	—	201,000	$180	180	180	162	144	126	108	90	72	54	216	198
	225,001	—	226,000	$185	185	185	167	148	130	111	93	74	56	222	204
[	250,001	—	251,000	$190	190	190	171	152	133	114	95	76	57	228	209
[	300,001	—	301,000	$200	200	200	180	160	140	120	100	80	60	240	220
[	350,001	—	351,000	$210	210	210	189	168	147	126	105	84	63	252	231
[	400,001	—	401,000	$220	220	220	198	176	154	132	110	88	66	264	242
[	500,001	—	501,000	$240	240	240	216	192	168	144	120	96	72	288	264
[	600,001	—	601,000	$260	260	260	234	208	182	156	130	104	78	312	286
[	700,001	—	701,000	$280	280	280	252	224	196	168	140	112	84	336	308
[	800,001	—	801,000	$300	300	300	270	240	210	180	150	120	90	360	330
[**	900,001	—	901,000	$320	320	320	288	256	224	192	160	128	96	384	352
[	1,000,001	—	1,001,000	$340	340	340	306	272	238	204	170	136	102	408	374
[	2,000,001	—	2,001,000	$490	490	490	441	392	343	294	245	196	147	588	539
[	3,000,001	—	3,001,000	$640	640	640	576	512	448	384	320	256	192	768	704
[	4,000,001	—	4,001,000	$790	790	790	711	632	553	474	395	316	237	948	869
[	5,000,001	—	5,001,000	$940	940	940	846	752	658	564	470	376	282	1,128	1,034
[	6,000,001	—	6,001,000	$1,090	1,090	1,090	981	872	763	654	545	436	327	1,308	1,199
[	7,000,001	—	7,001,000	$1,240	1,240	1,240	1,116	992	868	744	620	496	372	1,488	1,364
[	8,000,001	—	8,001,000	$1,390	1,390	1,390	1,251	1,112	973	834	695	556	417	1,668	1,529
[	9,000,001	—	9,001,000	$1,540	1,540	1,540	1,386	1,232	1,078	924	770	616	462	1,848	1,694
[	10,000,001	—	10,001,000	$1,690	1,690	1,690	1,521	1,352	1,183	1,014	845	676	507	2,028	1,859
[	11,000,001	—	11,001,000	$1,840	1,840	1,840	1,656	1,472	1,288	1,104	920	736	552	2,208	2,024
[	12,000,001	—	12,001,000	$1,990	1,990	1,990	1,791	1,592	1,393	1,194	995	796	597	2,388	2,189
[	13,000,001	—	13,001,000	$2,140	2,140	2,140	1,926	1,712	1,498	1,284	1,070	856	642	2,568	2,354
[	14,000,001	—	14,001,000	$2,290	2,290	2,290	2,061	1,832	1,603	1,374	1,145	916	687	2,748	2,519
[	15,000,001	—	and above	$2,500	2,500	2,500	2,250	2,000	1,750	1,500	1,250	1,000	750	3,000	2,750

Note *	IF VALUE OF AUTHORIZED CAPITAL STOCK IS MORE THAN $200,000.00 - $180.00 PLUS AN ADDITIONAL 204 FOR EACH $1,000.00, OR FRACTION THEREOF, OVER $200,000.00, UP TO $1,000,000.00.
Note **	IF OVER $1,000,000.00 - $340.00 PLUS AN ADDITIONAL 15¢ FOR EACH $1,000.00, OR FRACTION THEREOF, UP TO $15,000,000.00.
$15,000,001.00 AND ABOVE $2,500.00.
Note ***	THIS AMOUNT INCLUDES ADVANCE PAYMENT OF NEXT FISCAL YEAR LICENSE TAXES.
(1)
THE CHARTER FEE OF $10.00 IS TO BE ADDED TO THE LICENSE TAX.    Both Non-Profit and Business Corporations must pay the charter fee; Non-Profit Corporations do not pay the license tax. Every domestic corporation, both Non-Profit and Business, having its principal place of business located outside the State of West Virginia shall also pay an annual ATTORNEY-IN-FACT FEE of $10.00, proratable and remitted according to the percentage shown in the License Tax Schedule above for the month of application.

PLEASE MAKE ALL CHECKS PAYABLE TO: SECRETARY OF STATE.

ADDITIONAL SPACE:
STATE OF WEST VIRGINIA, COUNTY OF LOGAN TO-WIT:
IN THE OFFICE OF THE CLERK OF THE COUNTY COMMISSION:

The foregoing paper was this the 5 day of June, 1991 at 9:44 AM presented to me in my office, and thereupon, together with a certificate thereunto annexed is admitted to record.
Recording Fee $5.50 pd Teste: GLEN D. ADHINS, County Clerk
	By	/s/ VICKIE DINGESS Deputy

[STATE OF WEST VIRGINIA SEAL]

Certificate

I, Ken Hechler, Secretary of State of the
State of West Virginia, hereby certify that

by the provisions of Chapter 31, Article 1, Sections 27 and 28 of the West Virginia Code, the Articles of Incorporation of

ODELL PROCESSING INC.

conform to law and are filed in my office. I therefore declare the organization to be a Corporation for the purposes set forth in its Articles, with the right of perpetual existence, and I issue this

CERTIFICATE OF INCORPORATION

to which I have attached a duplicate original of the Articles of Incorporation.

[SEAL]	Given under my hand and the Great Seal of the State of West Virginia, on this Twenty-Eighth day of May 1991
/s/ KEN HECHLER
Secretary of State.

[ILLEGIBLE] Charleston, WV 25305 (304) 342-8000	[ILLEGIBLE] Complete all itmes except 3.A. NON-PROFIT CORPORATION (membership, nonstock); Complete all items except 3.B.

[SEAL]

WEST VIRGINIA

ARTICLES OF INCORPORATION

of

FILED MAY 28 1991 IN THE OFFICE OF SECRETARY OF STATE WEST VIRGINIA
ODELL PROCESSING INC.
The undersigned, acting as incorporator(s) of a corporation under Chapter 31, Article 1, Section 27 of the West Virginia Code, adopt(s) the following Articles of Incorporation for such corporation:
1.	The undersigned agree to become a West Virginia corporation by the name of

                ODELL PROCESSING INC.
(The name of the corporation shall contain one of the words "corporation," "company," "incorporated," "limited" or shall contain an abbreviation of one of such words: (§31-1-11, W. Va. Code)
2.	A.
The address at the physical location of the principal office of the corporation will be 600 Sharkey Heights street, in the city, town or village of Whitman, county of Logan State of West Virginia, Zip Code 25652.
The mailing address of the above location, if different, will be Box 412, Holden, West Virginia 25625.
B.
The address at the physical location of the principal place of business in West Virginia of the corporation, if different than the above address, will be Not Applicable street, in the city, town or village of , County, West Virginia, Zip Code . The mailing address of the above location, if different, will be .
3.	This corporation is organized as:
	A.	Non-stock, non-profit Not Applicable
or
	B.	Stock, for profit , and the aggregate value of the authorized capital stock of said profit corporation will be Five Thousand dollars, which shall be divided into Five Thousand
(no. of shares)
shares of the par value of One ($1.00) dollars each. (If the shares are to be divided
(or state "without par value." if applicable)
into more than one class or if the corporation is to issue shares in any preferred or special class in series, additional statements are required within the articles of incorporation.) (As provided by law, for the purpose of assessment of the license tax, and for no other purpose, shares of stock having no par value shall be presumed to be of the par value of $25 each; but, if such stock was originally issued for a consideration greater than $25 per share, the annual license taxes as are required to be paid to the Tax Commissioner shall be computed upon the basis of the consideration for which such stock was issued. W. Va. Code §11-12-78)
4.	The period of duration of the corporation, which may be perpetual, is Perpetual.

PLEASE DOUBLE SPACE; IF MORE SPACE IS NEEDED, USE ADDITIONAL SPACE ON PAGE 4 AND ADD PAGES:

5.
The purpose(s) for which this corporation is formed (which may be stated to be, or to include, the transaction of any or all lawful business for which corporations may be incorporated in West Virginia), is(are) as follows:

        To engage in business to mine, process, buy and sell coal. To lease, develope, manage, work and operate mines, processing plants or other mining operations for the recovery of coal.

        To lease, manage, buy and sell coal lands and mining rights.

        To buy, sell, lease, trade repair, alter, let or hire, and deal in apparatus, mining machines, mining and processing chemicals, industrial equipment, machinery of all kinds, hardware, and articles of all kinds capable of being used for the purpose of buying, selling, transporting, mining, or processing coal or other minerals, or in connection therewith and to engage in any and all acts allowed corporations by West Virginia Code.

6.
The provisions for the regulation of the internal affairs of the corporation, which the incorporators elect to set forth in the articles of incorporation, are as follows:

        The affairs and management of the business of this corporation shall be conducted by a Board of Directors whose number, term of office and qualification shall be determined by its by-laws or any amendment thereto as provided by the by-laws. Each share of stock shall be entitled to one vote per share in all elections of directors of the corporation pursuant to Section 93, Article 1, Chapter 31 of the West Virginia Code.

7.
The provisions granting, limiting or denying preemptive rights to shareholders, if any, are as follows:

        The Shareholders shall have no preemptive rights.

[ILLEGIBLE]

village, including the zip-code, and the number of shares [ILLEGIBLE]

NAME	ADDRESS	Number of Shares (Optional)
Robert L. Padgett Sr.	Box 412, Holden, WV 25625
8.
The full name(s) and address(es) of the incorporator(s), including street and street numbers, if any, and the city, town or village, including the zip code, and the number of shares subscribed for by each is(are) as follows:

NAME	ADDRESS	Number of Shares (Optional)
Robert L. Padgett Sr.	Box 412, Holden, WV 25625

9.
The number of directors constituting the initial board of directors of the corporation is 2 and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders/members, or until their successors are elected and shall qualify, are as follows:

NAME	ADDRESS
Robert L. Padgett Sr.	Box 412, Holden WV 25625
Mary Aileen Padgett	Box 412, Holden, WV 25625

10.
The name and address of the appointed person to whom notice or process may be sent is

Robert L. Padgett Sr.            Box 412, Holden, WV 25625.

ACKNOWLEDGEMENT

I(We), the undersigned, for the purpose of forming a corporation under the laws of the State of West Virginia, do make and file this "Articles of incorporation."

        In Witness whereof, I(we) have accordingly hereunto set my(our) respective hands this 28th day of May, 1991.

(All incorporators must sign below. Names and signatures must appear the same throughout the Articles of Incorporation.)
PHOTOCOPIES OF THE SIGNATURES OF THE INCORPORATORS AND THE NOTARY PUBLIC CANNOT BE ACCEPTED.

/s/ ROBERT L. PADGETT SR.
/s/ MARY AILEEN PADGETT
STATE OF West Virginia
COUNTY OF At Large

I, William C. Spry, a Notary Public, in and for the county and state aforesaid, hereby certify that (names of all incorporators as shown in item 8 must be inserted in this space by official taking acknowledgement)
/s/ ROBERT L. PADGETT SR.
/s/ MARY AILEEN PADGETT
whose name(s) is(are) signed to the foregoing Articles of Incorporation, this day personally appeared before me in my said county and acknowledged his(her)(their) signature(s).
[SEAL] SEAL	My commission expires November 16, 1998 /s/ WILLIAM C. SPRY (Notary Public)

ARTICLES OF INCORPORATION PREPARED BY

whose mailing address is

Official Form 101

SECRETARY OF STATE			LICENSE TAX SCHEDULE FOR DOMESTIC BUSINESS CORPORATIONS(1)										FISCAL YEAR

TOTAL VALUE OF AUTHORIZED CAPITAL STOCK			JULY 100%	AUG. 100%	SEPT. 100%	OCT. 90%	NOV. 80%	DEC. 70%	JAN. 60%	FEB. 50%	MAR. 40%	APR. 30%	MAY*** 120%	JUNE*** 110%
	$0 —	5,000	$20	20	20	18	16	14	12	10	10	10	30	30
	5,001 —	10,000	$30	30	30	27	24	21	18	15	12	10	40	40
	10,001 —	25,000	$40	40	40	36	32	28	24	20	16	12	50	50
	25,001 —	50,000	$50	50	50	45	40	35	30	25	20	15	60	60
	50,001 —	75,000	$80	80	80	72	64	56	48	40	32	24	96	90
	75,001 —	100,000	$100	100	100	90	80	70	60	50	40	30	120	110
	100,001 —	125,000	$110	110	110	99	88	77	66	55	44	33	132	121
	125,001 —	150,000	$120	120	120	108	96	84	72	60	48	36	144	132
	150,001 —	175,000	$140	140	140	126	112	98	84	70	56	42	168	154
	175,001 —	200,000	$150	150	150	135	120	105	90	75	60	45	180	165
[*	200,001 —	201,000	$180	180	180	162	144	126	108	90	72	54	216	198
[	225,001 —	226,000	$185	185	186	167	148	130	111	93	74	56	222	204
[	250,001 —	251,000	$190	190	190	171	152	133	114	95	75	57	228	209
[	300,001 —	301,000	$200	200	200	180	160	140	120	100	80	60	240	220
[	350,001 —	351,000	$210	210	210	189	168	147	126	105	84	63	252	231
[	400,001 —	401,000	$220	220	220	198	176	154	132	110	88	66	264	242
[	500,001 —	501,000	$240	240	240	216	192	168	144	120	96	72	288	264
[	600,001 —	601,000	$260	260	260	234	208	182	156	130	104	78	312	286
[	700,001 —	701,000	$280	280	280	252	224	196	168	140	112	84	336	308
[	800,001 —	801,000	$300	300	300	270	240	210	180	150	120	90	360	330
[**	900,001 —	901,000	$320	320	320	288	256	224	192	160	128	96	384	352
[	1,000,001 —	1,001,000	$340	340	340	306	272	238	204	170	136	102	408	374
[	2,000,001 —	2,001,000	$490	490	490	441	392	343	294	245	196	147	588	539
[	3,000,001 —	3,001,000	$640	640	640	576	512	448	384	320	256	192	768	704
[	4,000,001 —	4,001,000	$790	790	790	711	632	553	474	395	316	237	948	869
[	5,000,001 —	5,001,000	$940	940	940	846	752	658	564	470	376	282	1,128	1,034
[	6,000,001 —	6,001,000	$1,090	1,090	1,090	981	872	763	654	545	436	327	1,308	1,199
[	7,000,001 —	7,001,000	$1,240	1,240	1,240	1,116	992	868	744	620	496	372	1,488	1,364
[	8,000,001 —	8,001,000	$1,390	1,390	1,390	1,251	1,112	973	834	695	556	417	1,668	1,529
[	9,000,001 —	9,001,000	$1,540	1,540	1,540	1,386	1,232	1,078	924	770	616	462	1,848	1,694
[	10,000,001 —	10,001,000	$1,690	1,690	1,690	1,521	1,352	1,183	1,014	845	676	507	2,028	1,859
[	11,000,001 —	11,001,000	$1,840	1,840	1,840	1,656	1,472	1,288	1,104	920	736	552	2,208	2,024
[	12,000,001 —	12,001,000	$1,990	1,990	1,990	1,791	1,592	1,393	1,194	995	796	597	2,388	2,189
[	13,000,001 —	13,001,000	$2,140	2,140	2,140	1,926	1,712	1,498	1,284	1,070	856	642	2,568	2,354
[	14,000,001 —	14,001,000	$2,290	2,290	2,290	2,061	1,832	1,603	1,374	1,145	916	687	2,748	2,519
[	15,000,001 —	and above	$2,500	2,500	2,500	2,250	2,000	1,750	1,500	1,250	1,000	750	3,000	2,750

Note*
IF VALUE OF AUTHORIZED CAPITAL STOCK IS MORE THAN $200,000.00 - $180.00 PLUS AN ADDITIONAL 204 FOR EACH $1,000.00, OR FRACTION THEREOF, OVER $200,000.00, UP TO $1,000,000.00.

Note**
IF OVER $1,000,000.00 - $340.00 PLUS AN ADDITIONAL 15¢ FOR EACH $1,000.00, OR FRACTION THEREOF, UP TO $15,000,000.00.

$15,000,001.00 AND ABOVE $2,500.00.

Note***
THIS AMOUNT INCLUDES ADVANCE PAYMENT OF NEXT FISCAL YEAR LICENSE TAXES.

(1)
THE CHARTER FEE OF $10.00 IS TO BE ADDED TO THE LICENSE TAX. Both Non-Profit and Business Corporations must pay the charter fee; Non-Profit Corporation do not pay the license tax. Every domestic corporation, both Non-Profit and Business, having its principal place of business located outside the State of West Virginia shall also pay an annual ATTORNEY-IN-FACT FEE of $10.00, proratable and remitted according to the percentage shown in the License Tax Schedule above for the month of application.

PLEASE MAKE ALL CHECKS PAYABLE TO: SECRETARY OF STATE.

ADDITIONAL SPACE:	STATE OF WEST VIRGINIA, COUNTY OF LOGAN, TO-WIT: IN THE OFFICE OF THE CLERK OF THE COUNTY COMMISSION:
The foregoing paper was this the 5 day of June, 1991 at 9:44 AM presented to me in my office, and thereupon, together with a certificate thereunto annexed is admitted to record.
Recording Fee $5.50pd Teste: GLEN D. ADHINS, County Clerk
By /s/ VICKIE DINGESS Deputy

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Exhibit 3.39